Ventas, Inc.

Banc of America High Yield Conference

May 2002

Ventas

Forward Looking Statements

This presentation contains "forward looking statements" within the meaning of the federal securities laws. These forward looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. The forward looking statements are based on management's beliefs as well as on a number of assumptions concerning future events. Readers of these materials are cautioned not to put undue reliance on these forward looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors (many of which are outside the Company's control) that could cause actual events or results to differ materially from those expressed or implied by the forward looking statements. The most important factors that could prevent the Company from achieving its stated goals include, but are not limited to, (a) the ability and willingness of Kindred Healthcare, Inc. and certain of its affiliates (collectively referred to in this paragraph as "Kindred") to continue to meet and/or honor their obligations under their contractual arrangements with the Company, including without limitation, the lease agreements between the Company and Kindred and the various agreements entered into by the Company and its affiliates with Kindred at the time of the corporate reorganization on May 1, 1998, as such agreements may have been amended and/or restated in connection with Kindred's emergence from bankruptcy on April 20, 2001, (b) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (c) the extent of future health care reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (d) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, and (e) the ability and willingness of the Company to maintain its qualification as a real estate investment trust due to economic, market, legal, tax or other considerations. The Company refers you to its annual report on Form 10-K for the year ended December 31, 2001 and its other reports and statements filed with the Securities and Exchange Commission for a discussion of certain of these factors.

Ventas Overview

Presented by:
Debra A. Cafaro
President & CEO

Senior Notes Summary

Issuer:	**Ventas Realty Limited Partnership** **Ventas Capital Corporation**
Guarantor:	**Ventas, Inc.**
Issue:	**$400 million Senior Notes**
Pricing & Maturity:	**$175 million - 2009 - 8.75%** **$225 million - 2012 - 9.00%**
Ratings:	**Ba3/BB-**
Optional Redemption:	**NC/Life**
Dated:	**April 17, 2002**

Ventas

Ventas Overview

- **Second largest Healthcare REIT**
  - Fiscal 2001 recurring EBITDA = $174.3 million
  - 1st Quarter 2002 EBITDA = $43.9 million
- **Large, diversified portfolio of properties**
  - 44 hospitals with 4,033 beds in 20 states
  - 215 SNFs with 27,827 beds in 32 states
  - 8 personal care facilities with 136 beds
- **$2 billion current portfolio value**
- **Strongest lease structure in industry**
  - long-term triple net leases
  - 3.5% rent escalator with option to "increase rent to market"
  - $6 - 7mm annual cash flow growth
  - No exposure to lease-ups or development
  - Pooled master leases
- **Main tenant is de-levered with**
  - 4.5x adjusted Net Debt: EBITDA
  - 1.7x Fixed Charge Coverage
  - improved operating structure and margins
  - gold-standard Corporate Integrity Agreement
  - $775mm equity market cap

Ventas

Summary Capitalization

	As of March 31, 2002		
		Pro Forma[1]	
($000s)	Actual	Consolidated	Restricted Group [1]
Cash and Cash Equivalents	$9,281	$1,281	$1,281
Kindred Common Stock	43,751	43,751	43,751
Bank Credit Facility	607,106	–	–
Revolving Credit Facility	–	227,747	227,747
CMBS	224,438	224,438	–
Senior Notes	–	400,000	400,000
Total Debt	**831,544**	**852,185**	**627,747**
Total Capitalization	**737,278**	**750,881**	**526,443**
Total Debt to EBITDA	4.7	4.9	4.0
Net Debt to EBITDA[2]	4.4	4.6	3.8
EBITDA/Interest Expense	2.2	2.3	2.6

Notes:

1 Pro Forma results reflects issuance on April 17, 2002 of $400 million of notes and the amendment of the Revolving Credit Facility

2 Net debt is total debt less cash and investment in Kindred common stock

Summary Capitalization (continued)

Debt Balance: $830 Million



Senior Notes
$400 mm
$205
Drawn
Bank Facility
$350 mm
$145
Undrawn
CMBS
$225 mm

Staggered Debt Maturities



Ventas Debt Maturity Schedule*
350
300
250
200
150
100
50
0
4/05
$290 mm
revolver
12/06
$211 mm
CMBS
4/07
$60 mm
TLB
4/09
$175 mm
8.75% Bonds
4/12
$225 mm
9% Bonds
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Funded Debt
Undrawn Availability

* Excluding de minimis annual amortization

Improving Credit Statistics

Restricted Group

- Debt: EBITDA 4.2x
- Net Debt: EBITDA 3.9
- EBITDA to Interest 2.5

Ventas

Historical Financial Data

($000s)	2000	2001	1st Quarter 2002
Operating Data:			
Net Rental Income	$184,513	$185,152	$46,397
G&A Expense	20,781	14,902	2,876
Interest Expense	95,319	87,032	19,860
Pro Forma Interest Expense[1]			19,219
Other Data:			
EBITDA	173,213	174,254	43,863
Normalized FFO	76,479	78,077	22,068

Notes:
1 Pro Forma reflects issuance of $400 million of notes and the amendment of the Revolving Credit Facility

Funds From Operations Per Share

	2000	2001	1st Quarter 2002	Guidance 2002
FFO per Share	$1.12	$1.13[1]	$.32	$1.28 - $1.30

14%



7% Dividend Yield
14%
$1.28 -
$1.30
21%
$1.13
2001
Projected 2002

Notes:
1 Excluding gain on sale of Kindred stock, $1.35 including gain

Ventas Rental Revenue Mix

Twelve Months Ended December 31, 2001

By Facilities


Personal Care
0.4%
LTAC
35.1%
SNF
64.5%

Total: $185.2 million

By Tenant


Other
1.2%
Kindred
98.8%

Total: $185.2 million

By State


10.1%
CA
9.5%
FL1
9.0%
MA
35.8%
26 States
IN
7.1%
NC
5.8%
KY
5.6%
IL
4.8%
WI
4.6%
TX
4.3%
OH
3.8%

Total: 36 States

Note:
1 4.5% of revenues comprised of SNF revenue

Diversified Portfolio of Properties

- **Ventas owns properties in 36 states, reducing its exposure to single state regulatory and reimbursement changes**


Nursing Facilities (Total: 215)
Hospitals (Total: 44)
Personal Care Facilities (Total: 8)

Total: 267 Facilities

Ventas

Positive Supply/Demand Fundamentals

Constrained Supply:

- The majority of revenues generated in CON States

(%)	SNFs	Hospitals	Total
CON	72.5	54.7	66.0
Non-CON	27.5	45.3	34.0
TOTAL	100.0	100.0	100.0

Increasing Demand:

- 85+ population is fastest growing segment (25% utilization)
- Baby Boomers 65+ in 2010
- < 1.8 million SNF beds
- Only 300,000+ vacant beds

Positive Supply/Demand Fundamentals



Certified Nursing Home Beds in US per Person over 85
Beds/Person over 85
0.50
0.48
0.46
0.44
0.42
0.40
0.48
0.47
0.46
0.44
0.44
0.42
0.41
1993
1994
1995
1996
1997
1998
1999–2000

Source: CMS, AHCA, US Bureau of the Census, Wall Street estimates

Kindred Rent

- Rent escalator increases cash flow $6–7 million per year
- Ventas has one way, one time right to increase rents to "market" - 2006



3.5% Annual Escalators
($mm)
230
220
210
200
190
180
170
160
150
180.7
187
193.6
200.4
207.4
214.6
222.1
2001–2002
2002–2003
2003–2004
2004–2005
2005–2006
2006–2007
2007–2008

Portfolio Rent Coverage[1]

- **2.14x EBITDARM/Rent coverage**
- **1.72x EBITDAR/Rent coverage**

Coverage by Master Lease

	Status	EBITDARM / Rent (x)	Actual EBITDAR[2] / Rent (x)	Fair Value[3] in millions
Master Lease 1		2.26	1.82	$449.2
Master Lease 2	unencumbered	2.16	1.73	403.1
Master Lease 3	unencumbered	2.13	1.69	299.2
Master Lease 4	unencumbered	1.81	1.37	367.2
Master Lease 5 (CMBS)		2.39	2.02	309.4
Total		**2.14**	**1.72**	**$1,828.1**

Coverage by Facility Type

	EBITDARM / Rent (x)	Actual EBITDAR[2] / Rent (x)
SNF	2.02	1.60
LTAC	2.33	1.90
Total	**2.14**	**1.72**

Notes:
1 Actual TTM through December 31, 2001
2 Assumes actual management fees
3 Consistent with Offering Memorandum

Ventas

Ventas Accomplishments

- Consistent financial performance
- Reduced Leverage by $142 million

Long-Term Debt
$ in millions


$1,000.00
$950.00
$900.00
$850.00
$800.00
$750.00
$974
$886
$848
$832
12/13/99
12/31/00
12/31/01
Q1 2002

- **Highest Internal Growth Rate in Sector**

Ventas

Ventas Accomplishments (continued)

- Recapitalized Balance Sheet - WACD (Weighted Average Cost of Debt) < 8.5%


10%
< 8.5%
Nov- 01
May-02

- Solidified Independent Board of Directors
- Expanded Management Team
- $900+ million Equity Market Cap

Ventas Stock Price Performance

2000

- 80% Total Shareholder Return
- Top 5 REITs
- Best Performing Healthcare REIT

2001

- 123% Total Shareholder Return
- Top 5 REITs
- Top 4% NYSE Companies

2002

- 2002 YTD - 14%

2002 YTD

2-Year Indexed Price Performance



$14
$12
$10
$8
$6
$4
$2
$0
01/03/00
05/18/00
10/02/00
02/15/01
07/02/01
11/19/01
05/01/02

Ventas

Kindred Healthcare Overview

Overview

- **Kindred is the fourth largest provider ($3.1 billion revenues) of long-term healthcare services in the US**
  - Health Services Division (58% of revenues) provides long-term care services by operating nursing centers and rehabilitation therapy business
  - Hospital Division provides (42% of revenues) long-term acute care services by operating hospitals and an institutional pharmacy business
- **As of March 31, 2002, Kindred operated:**
  - 294 SNFs with 38,032 licensed beds in 32 states
  - 57 hospitals with 4,961 licensed beds in 23 states, including 53 LTACs
- **Kindred leases 70% of its facilities from Ventas**
- **In November 2001, Kindred priced a $164 million follow-on equity offering at $46 a share**

Overview (continued)

- **Kindred reported fiscal 2001 results of:**
  - Revenue: $3.1 billion (versus $2.8 billion in 2000)
  - EBITDAR: $445.5 million (versus $391.0 million in 2000) - 14.5% margin
  - EBITDA: $184.8 million (with the pre-reorganization first quarter adjusted to give effect to the restructuring) - 6.0% margin
  - 2002 EBITDAR guidance of $460–470 million

SNF Payor Mix



Private & Other 21%
Medicaid 47%
Medicare 32%

LTAC Payor Mix



Medicaid 9%
Private & Other 34%
Medicare 57%

Overview (continued)

- **Kindred reported 1st Quarter 2002 results of:**
  - Revenue: $811 million (versus $752 million in 2001)
  - EBITDAR: $115 million (versus $104 million in 2001)
  - EBITDA: $50 million (versus $38 million in 2001 adjusted to give effect to the restructuring)
  - 2002 EBITDAR of $460–470 reaffirmed

- **Kindred has improved credit statistics:**

As of March 31, 2002

— Net Debt/EBITDA	0.0x
— Total Adjusted Net Debt/EBITDAR:	4.8x
— EBITDAR/Fixed Charges:	1.7x

- **Substantial cash position: $210.9 million**

Reimbursement Update

SNF Reimbursement Update:

- 1998 SNF PPS implementation
- 2000 BBRA
- 2001 BIPA
- FY 2003 - BBRA + BIPA "sunset"
- BBRA extended through FY 2004
- Congress debating BIPA Givebacks

LTAC Reimbursement Update:

- Implementation of a budget-neutral PPS system for LTAC hospitals - October 2002
- LTAC PPS:
  - 60 day comment period
  - average cost per discharge basis
  - 5 year phase-in
  - better than expected 8% outlier pool

Ventas

Cushion Analysis



500.0
400.0
300.0
200.0
100.0
0.0
$465.4
Cushion
$185.5
$279.9
As Projected
Kindred Estimated 2002 EBITDAR
Kindred Estimated 2002 Fixed Charges

Ventas

Ventas Growth & Diversification Strategy

Growth and Diversification Strategy

- **Remain focused on healthcare and senior housing assets**
- **Tenant diversification by acquiring assets operated by high quality operators**
- **Structure and finance acquisitions to further the Company's stated financial goals of**
  - reduced leverage
  - limited secured financing
  - greater fixed charge coverage, including through equity issuance
- **Focus on triple net leases, with limited mortgage ownership**
- **No development risk contemplated**
- **Ventas will use its UpREIT structure to facilitate tax-efficient transactions with private operators**

Financial Goals

Ventas financial goals are to:

- **Manage EBITDA/Fixed Charge Coverage to 2.5x to 3.0x**
- **Manage Debt/EBITDA to 3.5x to 4.0x**
- **Monetize 1.1 million shares of Kindred equity ($40–70mm value) to reduce debt levels and strengthen the balance sheet**
- **Become an investment grade rated healthcare REIT**

Ventas, Inc.

Banc of America High Yield Conference

May 2002

Ventas